UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

IDERA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2022

Idera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	001-31918 (Commission File Number)	04-1187261 (I.R.S. Employer Identification No.)

505 Eagleview Blvd., Suite 212
Exton, Pennsylvania 19341
(Address of principal executive offices)

Registrant’s telephone number, including area code (484) 348-1600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	IDRA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 28, 2022, Idera Pharmaceuticals, Inc., a Delaware corporation (“Idera”), and Aceragen, Inc., a Delaware corporation (“Aceragen”), issued a joint press release (the “Press Release”) announcing that Idera had acquired Aceragen, pursuant to an Agreement and Plan of Merger, dated September 28, 2022, by and among Idera, Bell Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of Idera, Bell Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Idera (the “Merger”), and Aceragen, and that Idera will hold an investor conference call to discuss the Merger today, September 28th, at 5:00 p.m. Eastern time. A webcast of the investor conference will be broadcast live from approximately 5:00 p.m. to 6:00 p.m. Eastern time and will be accessible via Idera's corporate website at ir.iderapharma.com.

Also on September 28, 2022, Idera made available on its corporate website the slide presentation to be used during today’s investor conference to discuss the Merger. Copies of the Press Release and the slide presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference. The information in Exhibit 99.1 and Exhibit 99.2 is presented as of the particular date or dates referenced therein, and except as may be required by applicable law, Idera does not undertake any obligation to, and disclaims any duty to, update or revise any of the information provided therein.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the Press Release attached as Exhibit 99.1 and in the slide presentation attached as Exhibit 99.2 to this Current Report on Form 8-K, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information in the Press Release attached as Exhibit 99.1 and in the slide presentation attached as Exhibit 99.2 to this Current Report on Form 8-K, shall not be deemed to be incorporated by reference in the filings of Idera under the Securities Act of 1933, as amended.

Website addresses are included as inactive textual references only. The information contained on the websites referenced herein is not incorporated into this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: uses of proceeds; projected cash runways; future product development plans; and stockholder approval of the conversion rights of the Series Z Preferred Stock. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Idera’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, clinical results and other future conditions. There are a number of important factors that could cause Idera's actual results to differ materially from those indicated or implied by such forward-looking statements including, without limitation: whether Idera will be able to successfully integrate the Aceragen operations and realize the anticipated benefits of the acquisition of Aceragen; whether Idera is able to resolve the clinical hold affecting the ACG 801 program; whether Idera’s stockholders approve the conversion of the Series Z Preferred Stock; whether Idera’s cash resources will be sufficient to fund Idera’s continuing operations and the newly acquired Aceragen operations, including the liabilities of Aceragen incurred in connection with the completion of the Merger; whether Idera’s products will advance into or through the clinical trial process when anticipated or at all or warrant submission for regulatory approval; whether such products will receive approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies; whether, if Idera’s products receive approval, they will be successfully distributed and marketed; whether Idera’s collaborations will be successful; and whether Idera will be able to comply with the continued listing requirements of the Nasdaq Capital Market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Idera may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in Idera’s most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither Idera, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing Idera’s views as of any date subsequent to the date hereof.

Important Additional Information and Where to Find It

Idera Pharmaceuticals, Inc., its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Idera Pharmaceuticals’ stockholders in connection with the matters to be considered at Idera Pharmaceuticals 2022 Special Meeting of Stockholders. Information regarding the names of Idera Pharmaceuticals’ directors and executive officers and their respective interests in Idera Pharmaceuticals by security holdings or otherwise can be found in Idera Pharmaceuticals’ proxy statement for its 2022 Annual Meeting of Stockholders, filed with the SEC on April 29, 2022. To the extent holdings of Idera Pharmaceuticals’ securities have changed since the amounts set forth in Idera Pharmaceuticals’ proxy statement for the 2022 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Idera Pharmaceuticals intends to file a proxy statement and accompanying proxy card with the SEC in connection with the solicitation of proxies from Idera Pharmaceuticals stockholders in connection with the matters to be considered at Idera Pharmaceuticals’ 2022 Special Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Idera Pharmaceuticals’ proxy statement for its 2022 Special Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AS WELL AS ANY OTHER DOCUMENTS FILED BY IDERA PHARMACEUTICALS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain copies of the proxy statement, any amendments or supplements to the proxy statement, the accompanying proxy card, and other documents filed by Idera Pharmaceuticals with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Idera Pharmaceuticals’ corporate website at https://ir.iderapharma.com/ or by contacting Idera Pharmaceuticals’ Investor Relations at Idera Pharmaceuticals, Inc., 505 Eagleview Blvd., Suite 212 Exton, Pennsylvania 19341 or by calling Idera Pharmaceuticals’ Investor Relations at (877) 888-6550.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release of Idera Pharmaceuticals, Inc. and Aceragen, Inc., dated September 28, 2022

99.2	Slide presentation dated September 28, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2022	IDERA PHARMACEUTICALS, INC.

	By:	/s/ Bryant D. Lim
Bryant D. Lim
Chief Business Officer and General Counsel